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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-83606 and 333-112780) and Form S-8 (No. 333-69670) of Price Legacy Corporation and Form S-8 (No. 333-68597) of Excel Legacy Corporation of our report dated March 11, 2004 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Diego, California
March 15, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS